MARCH 21, 2016

SUPPLEMENT TO

THE HARTFORD HEALTHCARE FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016

Effective April 1, 2016, the broad-based sector index used by The Hartford Healthcare Fund (the “Fund”) is changing to the S&P Composite 1500 Health Care Index due to the discontinuation of the S&P North American Health Care Sector Index.  Effective April 1, 2016, under the heading “AVERAGE ANNUAL TOTAL RETURNS” in the Summary Prospectus, the disclosure is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based sector indices and a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class I shares commenced operations on August 31, 2006 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006 and performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2015 (including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.48%	21.01%	11.26%
– After Taxes on Distributions	3.17%	19.87%	10.44%
– After Taxes on Distributions and Sale of Fund Shares	6.30%	17.18%	9.23%
Share Classes (Return Before Taxes)
Class B	6.88%	21.18%	11.20%
Class C	10.89%	21.52%	11.10%
Class I	12.97%	22.76%	12.23%
Class R3	12.33%	22.09%	11.68%
Class R4	12.64%	22.45%	12.02%
Class R5	12.99%	22.81%	12.33%
Class Y	13.10%	22.92%	12.41%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)*	7.41%	20.34%	10.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
S&P North American Health Care Sector Index (reflects no deduction for fees, expenses or taxes)	6.72%	20.85%	11.31%

* Effective April 1, 2016, the broad-based sector index used by the Fund changed to the S&P Composite 1500 Health Care Index due to the discontinuation of S&P North American Health Care Sector Index.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7263	March 2016